Retirement Benefits Obligation	12 Months Ended
Dec. 31, 2018
Retirement Benefits Obligation
RETIREMENT BENEFITS OBLIGATION

NOTE 11 - RETIREMENT BENEFITS OBLIGATION:

a.	Liability for employee rights upon retirement

Labor laws and agreements require the Company to pay severance pay and/or pensions to employees dismissed or retiring from their employ in certain other circumstances. The amounts of benefits those employees are entitled to upon retirement are based on the number of years of service and the last monthly salary.

Also, under labor laws and labor agreements in effect, including the Expansion Order (Combined Version) for Obligatory Pension under the Collective Agreements Law of 1957 (hereinafter - the "Expansion Order"), The Company is liable to make deposits with provident funds, pension funds or other such funds (hereinafter - the "Funds") so as to cover its employees' pension insurance as well as some of its severance pay liabilities.

Under the terms of the Expansion Order, the Company deposits for severance pay as required under the Expansion Order as well as other deposits made by those companies "in lieu of severance pay" and which were announced as such as required under the Expansion Order, replace all payment of severance pay under Section 14 of the Severance Pay Law with respect to the wages, components, periods and rates for which the deposit alone was made (hereinafter - "Deposits under Section 14").

b.	Defined contribution plans

The Company's severance pay liability to Israeli employees for which the said liability is covered under section 14 of the Severance Pay Law is covered by regular deposits with defined contribution plans. The amounts funded as above are not reflected in the consolidated statements of financial position.

The amounts recognized as expense in respect of defined contribution plans in 2018, 2017 and 2016, are $234 thousand, $157 thousand and $95 thousand, respectively.